                      BAY VIEW SECURITIZATION CORPORATION
                      FOR REMITTANCE DATE:  MAY 31, 1998


A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                      NUMBER OF
                                                            A-1                    A-2                TOTAL            ACCOUNTS
(A)  Original Principal Balance                          200,979,000.00          52,245,989.00   253,224,989.00           21106
                                                 ------------------------------------------------------------------------------
(B)  Beginning Period Principal Balance                   65,793,778.11          52,245,989.00   118,039,767.11           12104
                                                 ------------------------------------------------------------------------------
(C)  Collections (Regular Payments)                        3,158,697.03                   0.00     3,158,697.03             N/A
                                                 ------------------------------------------------------------------------------
(D)  Collections (Principal Payoffs)                       2,508,424.84                   0.00     2,508,424.84             443
                                                 ------------------------------------------------------------------------------
(E)  Collections (Principal Recoveries)                            0.00                   0.00             0.00
                                                 ------------------------------------------------------------------------------
(F)  Withdrawal from Payahead (Principal)                     60,628.70                   0.00        60,628.70             N/A
                                                 ------------------------------------------------------------------------------
(G)  Principal Reductions (Other)                                  0.00                   0.00             0.00               0
                                                 ------------------------------------------------------------------------------
(H)  Gross Charge Offs                                       232,280.20                   0.00       232,280.20              35
                                                 ------------------------------------------------------------------------------
(I)  Repurchases                                              42,401.35                   0.00        42,401.35              19
                                                 ------------------------------------------------------------------------------
(J)  Ending Balance                                       59,791,345.99          52,245,989.00   112,037,334.99           11607
                                                 ------------------------------------------------------------------------------

    Notional Principal Balance:
(K)  Beginning                                                                                    49,349,540.34
                                                                                              -----------------
(L)  Ending                                                                                       45,120,492.38
                                                                                              -----------------

(M)  Certificate Factor                                      29.7500465%           100.0000000%      44.2441859%
                                                 --------------------------------------------------------------


B.  CASH FLOW RECONCILIATION
                                                                                                     TOTAL
(A)  Cash Wired                                                                                    6,856,726.21
                                                                                              -----------------
(B)  Interest Wired/Earned                                                                            26,275.92
                                                                                              -----------------
(C)  Withdrawal from Payahead Account                                                                 60,628.70
                                                                                              -----------------
(D)  Advances                                                                                              0.00
                                                                                              -----------------
(E)  Repurchases                                                                                      42,401.35
                                                                                              -----------------
(F)  Gross Charge-Off Recoveries                                                                      37,586.32
                                                                                              -----------------
(G)  Gross Charge-Off Advances                                                                        15,535.76
                                                                                              -----------------
(H)  Spread Account Withdrawal                                                                             0.00
                                                                                              -----------------
(I)  "A" Surety Bond Draw for "I" Interest                                                                 0.00
                                                                                              -----------------
(J)  "A" Surety Bond Draw for  "A-1" Principal
      or Interest                                                                                          0.00
                                                                                              -----------------
(K)  "A" Surety Bond Draw for "A-2" Principal
      or Interest                                                                                          0.00
                                                                                              -----------------

             TOTAL COLLECTIONS                                                                     7,039,154.26
                                                                                              -----------------


C.  TRUSTEE DISTRIBUTION
                                                                                                     TOTAL
(A)  Total Cash Flow                                                                               7,039,154.26
                                                                                              -----------------
(B)  Unrecovered Interest Advances                                                                    15,201.04
                                                                                              -----------------
(C)  Servicing Fee (Due and Unpaid)                                                                   98,366.47
                                                                                              -----------------
(D)  Interest to "A-1" Certificate Holders,
     including Overdue                                                                               344,869.05
                                                                                              -----------------
(E)  Interest to "A-2" Certificate Holders,
     including Overdue                                                                               286,917.56
                                                                                              -----------------
(F)  Interest to "I" Certificate Holders,
     including Overdue                                                                               129,542.54
                                                                                              -----------------

(G)  Principal to "A-1" Certificate Holders,
     including Overdue                                                                             6,002,432.12
                                                                                              -----------------
(H)  Principal to "A-2" Certificate Holders,
     including Overdue                                                                                     0.00
                                                                                              -----------------
(I)  Reinsurance Fee                                                                                       0.00
                                                                                              -----------------
(J)  Surety Bond Fee                                                                                  15,895.85
                                                                                              -----------------
(K)        First Loss Protection                                                      1,140.88
                                                                       -----------------------
(L)        Surety Bond Premium                                                       14,754.97
                                                                       -----------------------
(M)  Interest Advance Recovery Payments                                                               77,224.87
                                                                                              -----------------
(N)  Unreimbursed Draws on Class "A" Surety
     Bond for Class "A-1" Interest                                                                         0.00
                                                                                              -----------------
(O)  Unreimbursed Draws on Class "A" Surety
     Bond for Class "A-2" Interest                                                                         0.00
                                                                                              -----------------
(P)  Unreimbursed Draws on Class "A" Surety
     Bond for Class "I" Interest                                                                           0.00
                                                                                              -----------------
(Q)  Deposit to Payahead                                                                                   0.00
                                                                                              -----------------

                      BAY VIEW SECURITIZATION CORPORATION
                      For Remittance Date:  May 31, 1998

    (R)  Bank Account Interest to Servicer                                                          26,275.92
                                                                                            -----------------
    (S)  Excess Yield                                                                               42,428.84
                                                                                            -----------------

             BALANCE                                                                                     0.00
                                                                                            -----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                           SPREAD ACCOUNT       SURETY BOND
                                                                     ----------------------------------------
(A)  Beginning Balance                                                          3,741,964.54   115,436,215.65
                                                                     ----------------------------------------
(B)  Additions to Spread Amount                                                    42,428.84              N/A
                                                                     ----------------------------------------
(C)  Interest Earned                                                               15,256.06
                                                                     ----------------------------------------
(D)  Draws                                                                              0.00             0.00
                                                                     ----------------------------------------
(E)  Reimbursement for Prior Draws                                                       N/A             0.00
                                                                     ----------------------------------------
(F)  Distribution of Funds to  "IC" Class or
     Servicer                                                                     576,652.18             0.00
                                                                     ----------------------------------------
(G)  Ending Balance                                                             3,222,997.26   109,731,718.26
                                                                     ----------------------------------------

(H)  Required Balance                                                           4,201,400.06   109,731,718.26
                                                                     ----------------------------------------
(I)  Distribution to "IC" Class                                                         0.00
                                                                     -----------------------


E.  CURRENT RECEIVABLES DELINQUENCY
                #PAYMENT DELINQUENCY                        NUMBER                BALANCE
                --------------------
(A)  31-60                                                         74             718,115.06
                                               ---------------------------------------------
(B)  61-90                                                         26             283,379.31
                                               ---------------------------------------------
(C)  91+                                                           21             280,252.46
                                               ---------------------------------------------
(D)  Total                                                        121           1,281,746.83
                                               ---------------------------------------------


F.  EXCESS YIELD
                                                 EXCESS YIELD BALANCE           POOL            EXCESS YIELD
                       MONTH                                                  BALANCE          (ANNUALIZED %)
                       -----
(A)  Current                                                42,428.84         112,037,334.99           0.4544%
                                               --------------------------------------------------------------
(B)  1st Previous                                          210,199.22         118,039,767.11           2.1369%
                                               --------------------------------------------------------------
(C)  2nd Previous                                          128,018.13         124,630,130.46           1.2326%
                                               --------------------------------------------------------------
(D)  3rd Previous                                          195,671.17         131,946,266.49           1.7796%
                                               --------------------------------------------------------------
(E)  4th Previous                                          235,613.31         138,584,290.24           2.0402%
                                               --------------------------------------------------------------
(F)  5th Previous                                          184,914.80         145,113,932.12           1.5291%
                                               --------------------------------------------------------------
(G)  Six-Month Rolling Excess Yield
     (>=1.75%)                                             166,140.91         128,391,953.57           1.5528%
                                               --------------------------------------------------------------


G.  DELINQUENCY RATE (31+)
                                                        MONTH                   POOL
                                                       BALANCE                BALANCE                %
                       MONTH
                       -----
(A)  Current                                             1,281,746.83         112,037,334.99           1.1440%
                                               --------------------------------------------------------------
(B)  1st Previous                                        1,218,770.40         118,039,767.11           1.0325%
                                               --------------------------------------------------------------
(C)  2nd Previous                                          462,380.88         124,630,130.46           0.3710%
                                               --------------------------------------------------------------
(D)  Three-Month Rolling Average
     ([Lesser Than Sign]2%)                                987,632.70         118,235,744.19           0.8353%
                                               --------------------------------------------------------------


H.  NET LOSS RATE
                                                                        LIQUIDATION PROCEEDS      AVERAGE            DEFAULTED
                       MONTH                           BALANCE                                    BALANCE          (ANNUALIZED)
                       -----
(A)  Current                                               372,172.09             177,478.21   115,038,551.05        2.0309%
                                               ----------------------------------------------------------------------------
(B)  1st Previous                                          422,798.01             196,487.95   121,334,948.79        2.2382%
                                               ----------------------------------------------------------------------------
(C)  2nd Previous                                          702,583.07             259,668.43   128,288,198.48        4.1430%
                                               ----------------------------------------------------------------------------
(D)  Three-Month Rolling Average Net
     Default Rate [Lesser Than Sign]3%                     499,184.39             211,211.53   121,553,899.44        2.8429%
                                               ----------------------------------------------------------------------------

                      BAY VIEW SECURITIZATION CORPORATION
                      For Remittance Date:  May 31, 1998


I.  CHARGE-OFF / RECOVERIES
                                                                    NUMBER                BALANCE
                                                           ---------------------------------------------
(A)  Collection Period Charge-Off Receivables                                  35             232,280.20
                                                           ---------------------------------------------
(B)  Gross Charge-Offs Cumulative Receivables                                 644           4,589,614.61
                                                           ---------------------------------------------
(C)  Collection Period Recoveries on Charge-Offs                               NA              37,586.32
                                                           ---------------------------------------------
(D)  Recoveries on Charge-Offs To-Date                                         NA             355,052.58
                                                           ---------------------------------------------



J. REPOSSESSIONS

(A)  Collection Period Repossessions                                           24             271,039.44
                                                           ---------------------------------------------
(B)  Aggregate Repossessions                                                  457           5,389,765.36
                                                           ---------------------------------------------
(C)  Unliquidated Repossessions                                                31             365,405.94
                                                           ---------------------------------------------


K.  FORCED PLACE INSURANCE

(A)  FPI Charge-Offs                                                            0                   0.00
                                                           ---------------------------------------------
(B)  FPI Canceled/Waived/Removed/ Reversed                                      0                   0.00
                                                           ---------------------------------------------


L.  PAYAHEAD RECONCILIATION

(A)  Beginning Balance                                                 669,610.56
                                                           ----------------------
(B)  Deposit                                                                 0.00
                                                           ----------------------
(C)  Withdrawal                                                         60,628.70
                                                           ----------------------
(D)  Ending Balance                                                    608,981.86
                                                           ----------------------




Approved By:           /s/ Michael A. Benavides
                       ------------------------
                       Michael A. Benavides
                       Vice President, Controller
                       Bay View Credit